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                                                               EXHIBIT (h)(1)(i)



                             AMENDMENT NUMBER EIGHT

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER EIGHT, dated February 22, 2001, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement:

         Van Kampen Equity Trust
             on behalf of its series
              Van Kampen Value Opportunities Fund


         WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:      /s/ John L. Sullivan
     ---------------------------
            John L. Sullivan
            Vice President, Chief Financial Officer and Treasurer




VAN KAMPEN INVESTMENT ADVISORY CORP.



By:      /s/ Stephen L. Boyd
     ----------------------------
            Stephen L. Boyd
            President, Managing Director and Chief Operating Officer

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                                   SCHEDULE A


CLOSED END FUNDS

I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     Van Kampen Municipal Income Trust
     Van Kampen California Municipal Trust
     Van Kampen High Income Trust
     Van Kampen High Income Trust II
     Van Kampen Investment Grade Municipal Trust
     Van Kampen Municipal Trust
     Van Kampen California Quality Municipal Trust
     Van Kampen Florida Quality Municipal Trust
     Van Kampen New York Quality Municipal Trust
     Van Kampen Ohio Quality Municipal Trust
     Van Kampen Pennsylvania Quality Municipal Trust
     Van Kampen Trust For Insured Municipals
     Van Kampen Trust For Investment Grade Municipals
     Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
     Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
     Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust
     Van Kampen Advantage Pennsylvania Municipal Income Trust
     Van Kampen Strategic Sector Municipal Trust
     Van Kampen Value Municipal Income Trust
     Van Kampen California Value Municipal Income Trust
     Van Kampen Massachusetts Value Municipal Income Trust
     Van Kampen New Jersey Value Municipal Income Trust
     Van Kampen New York Value Municipal Income Trust
     Van Kampen Ohio Value Municipal Income Trust
     Van Kampen Pennsylvania Value Municipal Income Trust
     Van Kampen Municipal Opportunity Trust II
     Van Kampen Florida Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust II
     Van Kampen Select Sector Municipal Trust

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OPEN END FUNDS

    II. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
    (COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

    Van Kampen Comstock Fund ("Comstock Fund")
    Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
    Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
    Van Kampen Enterprise Fund ("Enterprise Fund")
    Van Kampen Equity Income Fund ("Equity Income Fund")
    Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Growth and Income Fund ("Growth and Income Fund")
    Van Kampen Harbor Fund ("Harbor Fund")
    Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond
    Fund")

    Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
        Aggressive Growth Portfolio ("LIT Aggressive Growth Portfolio") Asset Allocation Portfolio ("LIT Asset Allocation Portfolio") Comstock Portfolio ("LIT Comstock Portfolio")
        Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Enterprise Portfolio ("LIT Enterprise Portfolio")
        Global Equity Portfolio ("LIT Global Equity Portfolio") Government Portfolio ("LIT Government Portfolio")
        Growth and Income Portfolio ("LIT Growth and Income Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")
        Select Growth Portfolio ("LIT Select Growth Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio") Technology Portfolio ("LIT Technology Portfolio")

    Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
    Van Kampen Pace Fund ("Pace Fund")
    Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")

    Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
        Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

     Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
        Van Kampen Technology Fund
        Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

     Van Kampen Equity Trust ("Equity Trust") on behalf of its series
        Van Kampen Value Opportunities Fund ("Value Opportunities Fund")

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         III. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
         (COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

         Van Kampen U.S. Government Trust ("U.S. Government Trust")
             on behalf of its series
         Van Kampen U.S. Government Fund ("U.S. Government Fund")

         Van Kampen Tax Free Trust ("Tax Free Trust")
             on behalf of its series
         Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income
         Fund")
         Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
         Van Kampen California Insured Tax Free Fund ("California Insured
         Tax Free Fund")
         Van Kampen Municipal Income Fund ("Municipal Income Fund")
         Van Kampen Intermediate Term Municipal Income Fund ("Intermediate Term Municipal Income Fund")
         Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
         Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
         Van Kampen California Municipal Income Fund ("California Municipal Income Fund")
         Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
         Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
         Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

         Van Kampen Trust ("VK Trust")
             on behalf of its series
         Van Kampen High Yield Fund ("High Yield Fund")
         Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

         Van Kampen Equity Trust ("Equity Trust")
             on behalf of its series
         Van Kampen Utility Fund ("Utility Fund")
         Van Kampen Growth Fund ("Growth Fund")
         Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
         Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
         Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
         Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

         Van Kampen Equity Trust II ("Equity Trust II")
             on behalf of its Series
         Van Kampen Tax Managed Equity Growth Fund

         Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

         Van Kampen Tax Free Money Fund ("Tax Free Money Fund")


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